Acquisition of BioStrand	12 Months Ended
Apr. 30, 2026
Biostrand BV
Disclosure Of Business Combinations [Line Items]
ACQUISITION OF BIOSTRAND
6.
ACQUISITION OF BIOSTRAND

On April 13, 2022, the Company acquired all the issued and outstanding shares of BioStrand BV, BioKey BV, BioClue BV and Idea Family SRL (collectively “BioStrand”) on terms as follows:

€2.7 million (CAD $3.7 million) was paid in cash on closing;

4,077,774 common shares of the Company were issued on closing;

Deferred cash payment of €0.5 million (CAD $0.7 million) to be paid 90 days subsequent to closing; and

Deferred cash payment of €0.5 million (CAD $0.6 million) to be paid over 3 years on the anniversary of the closing date.

BioStrand focuses on technology in the field of bioinformatics and biotechnology related to the identification of characteristic biological sequences in proteins, RNA and DNA, and their different information layers, the development of a knowledge base containing these characteristic biological sequences and information layers, and the use of this database to process biological sequences and compare processed biological sequences. The acquisition provides the Company with advanced omics capabilities to enhance its antibody discovery processes and offer multi-omics data analysis to its clients.

The transaction was accounted for as a business combination, as the operations of BioStrand meet the definition of a business. As the transaction was accounted for as a business combination, legal and consulting costs of $0.7 million and $0.1 million, respectively, were expensed during the year ended April 30, 2022. The goodwill resulting from the allocation of the purchase price to the total fair value of net assets will represent the sales growth potential and assembled workforce of BioStrand.

During the three months ended July 31, 2022, the Company recorded the right-of-use assets and lease liabilities in connection with building and vehicle leases at BioStrand. During the three months ended October 31, 2022, the Company adjusted goodwill upon the finalization of the deferred cash payment paid 90 days subsequent to closing. Both adjustments occurred during the measurement period and were applied retrospectively. The Company has allocated the purchase price as follows:

(in thousands)	$
Cash	4,985
Common shares of the Company	29,126
Fair value of consideration	34,111

Cash	36
Amounts receivable	80
Unbilled revenue	8
Equipment and right-of-use assets	247
Intellectual property (not deductible for tax purposes)	28,459
Proprietary processes (not deductible for tax purposes)	391
Goodwill (not deductible for tax purposes)	12,658
Accounts payable and accrued liabilities assumed	(342)
Deferred revenue	9
Leases	(223)
Deferred income tax liability	(7,212)
34,111

The intellectual property assets are primarily comprised of acquired technology assets that are expected to have a useful life of 15 years.

The fair value of the 4,077,774 common shares issued ($29.1 million) was determined based on the Canadian dollar equivalent of the consideration required of €21.3 million pursuant to the share purchase agreement using the closing stock price at` the date of the acquisition. The common shares are subject to an escrow agreement and will be released to the vendors on the following schedule: 15% one year after closing, 20% two years after closing, and 65% three years after closing.

The deferred cash payments of €1.0 million was fair valued on the date of acquisition using a discounted cash flow model. The changes in the value of the subsequent payments during the years ended April 30, 2026, 2025 and 2024 are as follows:

(in thousands)	$
Balance, April 30, 2024	285
Foreign exchange	19
Accretion	10
Balance, April 30, 2025	314
Foreign exchange	(2)
Deferred acquisition payments	(312)
Accretion	—
Balance, April 30, 2026	—

The share purchase agreement related to the acquisition of BioStrand includes contingent earnout payments (see Note 18).